EX-99.906 CERT

CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2017 of Salient MF Trust (the “Registrant”).

I, John A. Blaisdell, the Principal Executive Officer of the Registrant, hereby certify that, to the best of my knowledge:

1.	This Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer
Date:	March 9, 2018

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2017 of Salient MF Trust (the “Registrant”).

I, Barbara H. Tolle, the Principal Financial Officer of the Registrant, hereby certify that, to the best of my knowledge:

1.	This Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Barbara H. Tolle
Barbara H. Tolle
Principal Financial Officer
Date:	March 9, 2018

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.